STOCK PURCHASE AGREEMENT


                                      AMONG


              DR. LAWRENCE J. YBARRONDO AND CERTAIN RELATED TRUSTS
                               AND FAMILY MEMBERS


                                       AND


                       PUBLIC SERVICE COMPANY OF OKLAHOMA


                            Dated as of June 2, 1997






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                                TABLE OF CONTENTS

ARTICLE I                  DEFINITIONS


ARTICLE II                 PURCHASE AND SALE OF PURCHASED SECURITIES

SECTION 2.1                Purchase and Sale of Purchased Securities
SECTION 2.2                Closing
SECTION 2.3                Escrow


ARTICLE III                REPRESENTATIONS AND WARRANTIES OF THE
                           SELLERS

SECTION 3.1                Organization and Good Standing
SECTION 3.2                Authorization
SECTION 3.3                Enforceability
SECTION 3.4                Capitalization
SECTION 3.5                Subsidiaries
SECTION 3.6                Consents
SECTION 3.7                Reports and Financial Statements; Undisclosed
                           Liabilities
SECTION 3.8                Absence of Certain Developments
SECTION 3.9                Liens
SECTION 3.10               Indebtedness to and from Officers, Directors and
                           Others
SECTION 3.11               Insurance
SECTION 3.12               Tax Returns
SECTION 3.13               [Intentionally Left Blank]
SECTION 3.14               Title to Assets
SECTION 3.15               Material Contracts and Obligations
SECTION 3.16               Real Property - Owned
SECTION 3.17               Real and Personal Property - Leased
SECTION 3.18               Proprietary Rights
SECTION 3.19               Necessary Property; Condition of Property
SECTION 3.20               Necessary Licenses and Permits
SECTION 3.21               Compliance with Law
SECTION 3.22               Environmental Compliance
SECTION 3.23               Litigation
SECTION 3.24               No Material Adverse Changes
SECTION 3.25               Employee Benefit Plans
SECTION 3.26               Withholdings; Contracts; Labor Relations
SECTION 3.27               Governmental Regulations
SECTION 3.28               Corporate Documents, Books and Records
SECTION 3.29               Broker Costs
SECTION 3.30               Disclosure


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SECTION 3.31               Certain Agreements of Officers and Employees
SECTION 3.32               Registration Rights


ARTICLE IV                 PURCHASER'S REPRESENTATIONS

SECTION 4.1                Investment Intent
SECTION 4.2                Authorization
SECTION 4.3                Enforceability
SECTION 4.4                Exemption
SECTION 4.5                Restrictions on Resale
SECTION 4.6                Broker Costs


ARTICLE V                  CONDITIONS TO PURCHASER'S OBLIGATION
                           TO PURCHASE

SECTION 5.1                Related Agreements
SECTION 5.2                Charter Documents; Good Standing Certificates
SECTION 5.3                Proof of Corporate Action
SECTION 5.4                Incumbency Certificate
SECTION 5.5                Legal Opinions
SECTION 5.6                Legality; Governmental and Other Authorizations
SECTION 5.7                Due Diligence
SECTION 5.8                General


ARTICLE VI                 CONDITIONS TO THE SELLERS' OBLIGATIONS

SECTION 6.1                Representations
SECTION 6.2                Related Agreements


ARTICLE VII                OPTION

SECTION 7.1                Grant of Option
SECTION 7.2                Exercise of Option
SECTION 7.3                Transfer or Shares
SECTION 7.4                No Rights as Shareholders
SECTION 7.5                Transfer or Assignment
SECTION 7.6 Adjustments for Stock Splits, Stock Dividends, Recapitalizations, Automatic Conversion, etc.
SECTION 7.7                Adjustment for Reorganization, onsolidation,
                           Mergers, etc.
SECTION 7.8                Cooperation



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ARTICLE VIII               INDEMNITY

SECTION 8.1                Indemnification
SECTION 8.2                Survival of Obligations


ARTICLE IX                 GENERAL

SECTION 9.1                Notice
SECTION 9.2                Survival and Termination of Covenants,
                           Agreements, Representations and Warranties
SECTION 9.3                Amendments and Waivers
SECTION 9.4                Entire Agreement
SECTION 9.5                Governing Law
SECTION 9.6                Jurisdiction and Venue
SECTION 9.7                Successors and Assigns
SECTION 9.8                Headings
SECTION 9.9                Attorneys' Fees
SECTION 9.10               Severability
SECTION 9.11               Pronouns and Plurals
SECTION 9.12               Further Action
SECTION 9.13               Waiver
SECTION 9.14               Counterparts
SECTION 9.15               Construction
SECTION 9.16               Expenses


                                LIST OF EXHIBITS

EXHIBIT A                  Form of Articles of Incorporation
EXHIBIT B                  Form of Escrow Agreement
EXHIBIT C                  Form of Shareholders' Agreement
EXHIBIT D                  Form of Registration Rights Agreement
EXHIBIT E                  Form of Opinion of Sellers' Counsel
EXHIBIT F                  Form of Opinion of Company's Counsel


                                    LIST OF SCHEDULES

SCHEDULE 2.1               Sellers
SCHEDULE 3.4(a)            Capitalization and Ownership
SCHEDULE 3.4(b)            Outstanding Rights and Options
SCHEDULE 3.5               Subsidiaries
SCHEDULE 3.6               Consents



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SCHEDULE 3.7               Financial Statements
SCHEDULE 3.8               Certain Developments
SCHEDULE 3.9               Liens
SCHEDULE 3.10              Indebtedness to Officers and Directors
SCHEDULE 3.11              Insurance-Exceptions
SCHEDULE 3.15              Contracts
SCHEDULE 3.17              Real and Personal Property Leased
SCHEDULE 3.18              Proprietary Rights-Exceptions
SCHEDULE 3.20              Licenses-Exceptions
SCHEDULE 3.21(a)           Violations of Law
SCHEDULE 3.21(b)           Licenses
SCHEDULE 3.23              Litigation-Exceptions
SCHEDULE 3.24              Material Adverse Changes
SCHEDULE 3.25              Employee Benefit Plans
SCHEDULE 3.26              Employment Agreements
SCHEDULE 3.31(b)           Certain Departing Employees
SCHEDULE 3.31(c)           Key Employees
SCHEDULE 7.7               Option Securities Owned by Sellers




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